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Scudder Target 2011 Fund

Annual Report

July 31, 2002

Contents

<Click here> Performance Summary

<Click here> Economic Overview

<Click here> Portfolio Management Review

<Click here> Portfolio Summary

<Click here> Investment Portfolio

<Click here> Financial Statements

<Click here> Financial Highlights

<Click here> Notes to Financial Statements

<Click here> Report of Independent Auditors

<Click here> Tax Information

<Click here> Shareholder Meeting Results

<Click here> Trustees and Officers

<Click here> Account Management Resources

	Nasdaq Symbol	CUSIP Number
Scudder Target 2011 Fund	KRFBX	81123E-200

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary July 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
	1-Year	3-Year	5-Year	10-Year
Scudder Target 2011 Fund	-1.88%	2.55%	5.05%	8.11%
S&P 500 Index+	-23.63%	-10.66%	.44%	10.09%
Lehman Brothers Government Bond Index++	8.59%	8.86%	7.51%	7.28%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Net Asset Value: 7/31/02	$ 10.05
7/31/01	$ 10.70
Distribution Information: Twelve Months: Income Dividends	$ .30
Capital Gains Distributions	$ .14

Lipper Rankings - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	9	40
3-Year	4	of	9	40
5-Year	4	of	9	40
10-Year	2	of	3	50

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a) (Adjusted for Sales Charge)
-- Scudder Target 2011 Fund -- S&P 500 Index+ - - - Lehman Brothers Government Bond Index++

Yearly periods ended July 31

Comparative Results (Adjusted for Sales Charge)
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2011 Fund	Growth of $10,000	$9,321	$10,247	$12,154	$20,727
	Average annual total return	-6.79%	.82%	3.98%	7.56%
S&P 500 Index+	Growth of $10,000	$7,637	$7,130	$10,223	$26,143
	Average annual total return	-23.63%	-10.66%	.44%	10.09%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,859	$12,902	$14,362	$20,185
	Average annual total return	8.59%	8.86%	7.51%	7.28%

The growth of $10,000 is cumulative.

a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market-value-weighted index of U.S. Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Recent data suggest that the economic recovery seen earlier in the year has lost some of its momentum.

For a strong, self-sustaining expansion to take hold, we would need to see two things: Companies have to start increasing their investment in capital goods (such as equipment), and the labor market has to improve. Earlier this year, business investment spending was starting to revive and the labor market was improving modestly. But the latest indicators are less encouraging.

A sharp decline in capital goods orders and anemic hiring suggest a lack of corporate confidence in the economy. With all the concerns about corporate governance, firms may be hunkering down instead of taking the risks of investing and hiring.

With the recovery showing signs of losing steam, there is no near-term prospect of the Federal Reserve Board taking back some of last year's interest rate cuts. In fact, the possibility now exists of a further Fed easing. But that would require clearer signs that the recovery is faltering. We think it likely that the Fed will keep interest rates steady for the next few quarters (until convincing signs of a recovery emerge) - unless the economy really stumbles. In this case, the Fed will likely cut aggressively, regardless of how low the federal funds rate already is.

The good news: Consumer spending and housing - supported by low interest rates and stimulative monetary and fiscal policies - remain resilient, and this, we think, should be enough to keep a modest recovery going until factors slowing the economy (such as equity market correction and corporate accounting scandals) dissipate.

If moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low inflation, and steady Fed policy suggest any backup in rates is apt to be limited in the near-term.

How will the equity markets fare? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustifiable) gains of the late 1990s.

Economic Guideposts Data as of 7/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Internationally, the war on terrorism and accounting concerns are weighing on the market - but the economic recovery (which, although slow, seems imminent) supports the stock market and poses a risk to bonds. Further weakness in the U.S. dollar is likely, due to extremely low U.S. interest rates and reduced investor appetite for U.S. assets.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of August 8, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Target 2011 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Target 2011 Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Lead Portfolio Manager Kathleen Millard joined the Advisor in 1991 and assumed responsibility for the fund's day-to-day management and investment strategies in 2002. Ms. Millard has over 19 years of investment industry experience.

Portfolio Manager Gregory Adams joined the Advisor in 1999 and the fund team in 2002. Mr. Adams has over 14 years of investment industry experience.

Portfolio Manager Andrew Brudenell joined the Advisor in 1997 and the fund team in 2002. Mr. Brudenell has five years of investment industry experience.

Portfolio Manager Scott E. Dolan joined the Advisor in 1989 and the fund team in 1998. Mr. Dolan has over 13 years of investment industry experience.

In February 2002, Kathleen Millard assumed the role of lead portfolio manager for Scudder Target 2011 Fund. In the following interview, Ms. Millard discusses her style of equity investment management and the fund's performance over the fiscal year - August 1, 2001 through July 31, 2002.

Q: Before we discuss performance, will you tell us about the fund's new management team?

A: I am pleased to have the opportunity to manage this fund with Gregory Adams and Andrew Brudenell on the equity portfolio and Scott Dolan on the fixed-income side, who had previously been involved in managing the fund's bond investments. I have been with the firm since 1991, and I work with Greg and Andrew in managing Scudder Growth and Income Fund as well as other investment portfolios for the firm. We manage the equity portion of this fund in the same fashion as we do Scudder Growth and Income Fund, using what we call a core equity investment style.

Q: Will you elaborate on your core equity investment style?

A: We employ a three-step investment process to build a well-diversified portfolio of large-cap stocks. First, we use a quantitative screen to sort through a universe of 1,000 stocks based on valuation methods, including low price-to-earnings, low price-to-cash-flow and other measures such as the direction of earnings revisions. Next, a team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine its intrinsic value. They look for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and in some cases make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques in an effort to manage the fund's volatility versus the S&P 500 - the fund's equity benchmark.

Q: Please provide an overview of market conditions during the period - August 1, 2001 through July 31, 2002?

A: The past year has been an extremely dismal environment for stocks. The fund's bond holdings, however, tempered losses in the equity portfolio. Last August, we were in the midst of a recession. The already struggling stock market was pushed further into bear territory in the weeks after the September 11 terrorist attacks. In an attempt to stop the free fall, the Fed became even more vigilant in cutting interest rates, reducing them to near-historic lows. Investors regained enthusiasm, and the stock market rallied in November and December. However, the rally was short-lived, as was investor confidence - which fell victim to the Enron debacle and the subsequent string of corporate governance issues that followed for the next six months. By the end of the period, the market had fallen back to its September lows despite indicators that the economy was beginning to improve.

Q: How did the fund perform during this period?

A: Scudder Target 2011 Fund lost 1.88 percent for the 12 months ended July 31, 2002. This compares with a loss of 23.63 percent by the Standard & Poor's 500 index (the fund's equity benchmark) and a gain of 8.59 percent by the Lehman Brothers Government Bond Index (the fund's bond benchmark) for the same period.

Q: What helped performance?

A: The fund's bond position was critical in mitigating equity losses. After September 11, nearly all stocks plummeted. At that time, the previous managers moved the portfolio from a defensive structure to one that was more aggressive - believing that the low valuations could not be sustained for the long term. They added cyclical stocks from a wide variety of sectors. Cyclical stocks are deeply tied to the economy. They represent companies that offer products or services that consumers (individuals and companies) perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators begin to improve. In the last calendar quarter of 2001, that strategy worked extremely well as the market rallied on optimism that the economy would begin to recover in 2002. The fund realized gains from Union Pacific, a transportation company with railroad and trucking services; MGM Mirage, a large casino company; and Illinois Tool Works, which provides diverse products and services to a wide variety of manufacturers.

When we took over management in February, we made some changes to holdings in the portfolio but continued to structure the fund to take advantage of improvements in the economy. Performance of the equity portfolio since then has been helped by stock selection within the technology and industrial sectors. Strong performance came from Intuit, a software company, and Lockheed Martin, an aerospace/defense firm.

Q: Were there strategies or specific stocks that proved disappointing?

A: We were of course disappointed that improving economic data never translated into stronger stock market returns during the period. However, we're pleased that our approach of tilting the equity portfolio toward economically sensitive companies provided a boost to relative performance, as those types of companies beat the market as a whole this year.

Despite strong performance from some individual holdings, the fund's technology sector struggled. The fund was also hurt by stock selection within the financial and health care sectors. Citigroup, a large money-center bank, lost ground. And, while health care giant Johnson & Johnson provided strong performance for the fund, the gains were overshadowed by declines in Pfizer, Wyeth and Abbott Laboratories.

Q: Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of U.S. Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: What is your near-term outlook for the economy and market?

A: Despite ongoing concerns over geopolitics, corporate accounting and stock valuations, we believe investor pessimism may be overdone at this point. One of the stock market's key concerns, the profit cycle, is in fact positive. We anticipate that profits in the U.S. equity market will continue to rebound, supporting equities, driven by economic recovery and, more important, by a rebuilding of profit margins. Nevertheless, still-generous valuations in some stocks and the nervous investment climate are likely to leave the market unsettled and vulnerable. We will be looking to use our disciplined investment process to take advantage of opportunities that arise in this volatile environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01

U.S. Government Obligations	73%	64%
Common Stocks	25%	34%
Cash Equivalents	2%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and U.S. Government Obligations)	7/31/02	7/31/01

Financials	20%	18%
Information Technology	17%	21%
Industrials	14%	10%
Health Care	13%	16%
Consumer Discretionary	12%	17%
Consumer Staples	10%	5%
Energy	6%	7%
Materials	4%	2%
Telecommunication Services	2%	4%
Other	2%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2002 (8.2% of Portfolio)
1. Bank of America Corp. Provider of commercial banking services	1.1%
2. Johnson & Johnson Provider of health care products	1.0%
3. General Electric Co. Industrial conglomerate	0.9%
4. Exxon Mobil Corp. Explorer and producer of oil and gas	0.9%
5. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.8%
6. Citigroup, Inc. Provider of diversified financial services	0.8%
7. Microsoft Corp. Developer of computer software	0.8%
8. Anheuser-Busch Companies, Inc. Producer and operator of brand name beers, cans and barley seed processing plants	0.7%
9. Bank One Corp. Provider of consumer and commercial banking services	0.6%
10. 3M Co. Manufacturer and provider of various services and equipment	0.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

	Shares	Value ($)
Common Stocks 25.5%
Consumer Discretionary 3.0%
Automobiles 0.2%
General Motors Corp.	5,900	274,645
Hotel Restaurants & Leisure 0.3%
MGM Mirage, Inc.*	10,700	374,500
Media 1.5%
Gannett Co., Inc.	7,300	524,943
McGraw-Hill, Inc.	7,900	494,145
Viacom, Inc. "B"*	6,825	265,697
Walt Disney Co.	21,600	382,968
		1,667,753
Multiline Retail 0.4%
Wal-Mart Stores, Inc.	10,200	501,636
Specialty Retail 0.6%
Home Depot, Inc.	8,500	262,480
Staples, Inc.*	28,400	473,996
		736,476
Consumer Staples 2.7%
Beverages 1.1%
Anheuser-Busch Companies, Inc.	15,700	811,847
PepsiCo, Inc.	11,200	480,928
		1,292,775
Food & Drug Retailing 0.4%
Albertson's, Inc.	15,300	431,154
Food Products 0.3%
ConAgra Foods, Inc.	13,500	338,985
Household Products 0.4%
Clorox Co.	11,000	423,500
Personal Products 0.5%
Avon Products, Inc.	12,300	568,998
Energy 1.7%
Oil & Gas
ChevronTexaco Corp.	5,800	435,000
Exxon Mobil Corp.	27,294	1,003,327
Royal Dutch Petroleum Co. (New York shares)	10,400	475,280
		1,913,607
Financials 5.0%
Banks 1.8%
Bank of America Corp.	18,600	1,236,900
Bank One Corp.	18,800	731,508
National City Corp.	5,200	160,680
		2,129,088
Diversified Financials 2.2%
Citigroup, Inc.	27,200	912,288
Fannie Mae	8,600	644,054
Household International, Inc.	8,319	354,972
Lehman Brothers Holdings, Inc.	6,600	374,286
Morgan Stanley	7,500	302,625
		2,588,225
Insurance 1.0%
Ambac Financial Group, Inc.	5,100	321,453
American International Group, Inc.	7,500	479,400
Marsh & McLennan Companies, Inc.	7,400	354,460
		1,155,313
Health Care 3.3%
Health Care Equipment & Supplies 0.6%
Biomet, Inc.	9,300	241,149
Guidant Corp.*	13,000	452,400
		693,549
Health Care Providers & Services 0.3%
CIGNA Corp.	3,700	333,000
Pharmaceuticals 2.4%
Abbott Laboratories	7,800	322,998
Johnson & Johnson	22,470	1,190,910
King Pharmaceuticals, Inc.*	13,200	279,972
Pfizer, Inc.	17,275	558,846
Wyeth	11,600	462,840
		2,815,566
Industrials 3.5%
Aerospace & Defense 1.1%
Lockheed Martin Corp.	5,600	359,016
United Technologies Corp.	13,500	938,250
		1,297,266
Commercial Services & Supplies 0.2%
Sabre Holdings Corp.*	10,300	273,156
Industrial Conglomerates 1.5%
3M Co.	5,450	685,774
General Electric Co.	32,300	1,040,060
		1,725,834
Machinery 0.5%
Illinois Tool Works, Inc.	7,700	508,123
Road & Rail 0.2%
Union Pacific Corp.	3,600	211,212
Information Technology 4.3%
Communications Equipment 0.6%
Cisco Systems, Inc.*	33,500	441,865
Nokia Oyj (ADR)	19,100	236,840
		678,705
Computers & Peripherals 0.8%
Dell Computer Corp.*	15,500	386,415
International Business Machines Corp.	7,800	549,120
		935,535
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	11,600	219,008
IT Consulting & Services 0.3%
SunGard Data Systems, Inc.*	13,600	318,920
Semiconductor Equipment & Products 0.9%
Applied Materials, Inc.*	21,600	321,192
Intel Corp.	12,900	242,391
Texas Instruments, Inc.	17,700	409,755
		973,338
Software 1.5%
Electronic Arts, Inc.*	3,700	222,666
Intuit, Inc.*	8,200	360,636
Microsoft Corp.*	18,800	901,460
Oracle Corp.*	30,100	301,271
		1,786,033
Materials 0.9%
Chemicals 0.4%
Dow Chemical Co.	18,000	519,660
Paper & Forest Products 0.5%
International Paper Co.	15,200	605,264
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.5%
SBC Communications, Inc.	9,200	254,472
Verizon Communications, Inc.	8,600	283,800
		538,272
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	37,600	176,344
Utilities 0.4%
Electric Utilities
Edison International*	10,500	137,550
FirstEnergy Corp.	5,000	153,750
FPL Group, Inc.	2,900	164,285
		455,585
Total Common Stocks (Cost $32,282,415)		29,461,025
	Principal Amount ($)	Value ($)
U.S. Government Obligations 72.8%
U.S. Treasury Separate Trading Registered Interest and Principal Securities, 5.822%**, 8/15/2011 (Cost $77,944,137)	129,050,000	84,128,082
	Shares	Value ($)
Cash Equivalents 1.7%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $1,951,699)	1,951,699	1,951,699
Total Investment Portfolio - 100.0% (Cost $112,178,251) (a)		115,540,806

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $112,582,749. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $2,958,057. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,763,076 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,805,019.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002
Assets
Investments in securities, at value (cost $112,178,251)	$ 115,540,806
Cash	10,000
Receivable for investments sold	53,522
Dividends receivable	25,447
Interest receivable	2,188
Foreign taxes recoverable	435
Total assets	115,632,398
Liabilities
Payable for investments purchased	36,973
Payable for Fund shares redeemed	128,855
Accrued management fee	47,991
Other accrued expenses and payables	55,058
Total liabilities	268,877
Net assets, at value	$ 115,363,521
Net Assets
Net assets consist of: Undistributed net investment income	4,484,353
Net unrealized appreciation (depreciation) on investments	3,362,555
Accumulated net realized gain (loss)	(4,515,099)
Paid-in capital	112,031,712
Net assets, at value	$ 115,363,521
Net Asset Value
Net Asset Value and redemption price per share ($115,363,521 / 11,479,998 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,803)	$ 446,831
Interest	5,800,934
Total Income	6,247,765
Expenses: Management fee	591,031
Administrative fee	218,617
Distribution service fees	295,515
Trustees' fees and expenses	21,029
Total expenses, before expense reductions	1,126,192
Expense reductions	(71)
Total expenses, after expense reductions	1,126,121
Net investment income (loss)	5,121,644
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,943,493)
Net unrealized appreciation (depreciation) during the period on investments	(3,540,866)
Net gain (loss) on investment transactions	(7,484,359)
Net increase (decrease) in net assets resulting from operations	$ (2,362,715)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2002	2001
Operations: Net investment income (loss)	$ 5,121,644	$ 4,643,761
Net realized gain (loss) on investment transactions	(3,943,493)	7,793,406
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,540,866)	(12,500,736)
Net increase (decrease) in net assets resulting from operations	(2,362,715)	(63,569)
Distributions to shareholders from: Net investment income	(3,455,820)	(2,169,263)
Net realized gains	(1,623,959)	(8,954,560)
Fund share transactions: Proceeds from shares sold	20,845,705	15,611,204
Reinvestment of distributions	4,891,784	10,742,060
Cost of shares redeemed	(16,764,540)	(38,234,590)
Net increase (decrease) in net assets from Fund share transactions	8,972,949	(11,881,326)
Increase (decrease) in net assets	1,530,455	(23,068,718)
Net assets at beginning of period	113,833,066	136,901,784
Net assets at end of period (including undistributed net investment income of $4,484,353 and $2,826,768, respectively)	$ 115,363,521	$ 113,833,066
Other Information
Shares outstanding at beginning of period	10,635,068	11,488,533
Shares sold	2,001,246	1,411,223
Shares issued to shareholders in reinvestment of distributions	495,120	990,045
Shares redeemed	(1,651,436)	(3,254,733)
Net increase (decrease) in Fund shares	844,930	(853,465)
Shares outstanding at end of period	11,479,998	10,635,068

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.70	$ 11.92	$ 12.54	$ 12.41	$ 13.38
Income (loss) from investment operations: Net investment income (loss)	.44[a]	.45[a]	.39[a]	.45[a]	.52
Net realized and unrealized gain (loss) on investment transactions	(.65)	(.49)	.90	.88	.23
Total from investment operations	(.21)	(.04)	1.29	1.33	.75
Less distributions from: Net investment income	(.30)	(.23)	(.67)	(.50)	(.54)
Net realized gains on investment transactions	(.14)	(.95)	(1.24)	(.70)	(1.18)
Total distributions	(.44)	(1.18)	(1.91)	(1.20)	(1.72)
Net asset value, end of period	$ 10.05	$ 10.70	$ 11.92	$ 12.54	$ 12.41
Total Return (%)[b]	(1.88)	(.47)	10.45	11.42	6.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	114	137	152	158
Ratio of expenses before expense reductions (%)	.95	1.06[c]	.97	.98	.94
Ratio of expenses after expense reductions (%)	.95	1.03[c]	.96	.98	.94
Ratio of net investment income (loss) (%)	4.34	4.05	3.10	3.64	3.80
Portfolio turnover rate (%)	46	97	69	40	57
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Target 2011 Fund (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (August 15, 2011) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc., ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $3,670,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first. In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $441,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002 the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 4,484,353
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 3,670,000
Unrealized appreciation (depreciation) on Investments	$ 2,958,057

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income	$ 3,464,059
Distributions from long-term capital gains	$ 1,615,720

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $56,335,423 and $53,856,506, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Administrative Fee was $236,415, of which $21,757 is unpaid at July 31, 2002.

In addition, the Administrative Fee expense on the Statement of Operations includes ($17,798) changes in estimates relating to the expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2002, the Service Fee was $295,515, of which $30,114 is unpaid at July 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2002, totaled $25,441 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $71 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Target 2011 Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Scudder Target 2011 Fund (the "Fund"), one of a series of Scudder Target Equity Fund, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Target 2011 Fund of the Scudder Target Equity Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts September 4, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.141 per share from net long-term capital gains during its year ended July 31, 2002, of which 100% represented 20% rate gains.

For corporate shareholders, 12% of the income dividends paid during the Fund's fiscal ended July 31, 2002 qualified for the dividends received deductions.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Target 2011 Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
7,239,111	135,269	131,552

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
John W. Ballantine (56)
Trustee	1999- present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996)	83	Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)

Lewis A. Burnham (69)
Trustee	1977- present	Retired; formerly, Director, Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83	None
Donald L. Dunaway (65)
Trustee	1980- present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83	None
James R. Edgar (56)
Trustee	1999- present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois	83	Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/
marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com, Inc. (online wagering platform of Churchill Downs, Inc.)

Paul K. Freeman (52)
Trustee	2002- present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	97	None
Robert B. Hoffman (65)
Trustee	1981- present	Retired, formerly Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83	None
Shirley D. Peterson (60)
Trustee	1995- present	Retired, formerly, President, Hood College; formerly, partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice	83	Bethlehem Steel Corp.
Fred B. Renwick (72)
Trustee	1988- present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business	83	The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of Investment Committee of Atlanta University Board of Trustees

William P. Sommers (69)
Trustee	1979- present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)	83	PSI Inc., (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)

John G. Weithers (68)
Trustee	1993- present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange	83	Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges, formerly, Records Management Systems

Interested Trustees**
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
William F. Glavin, Jr. (43)
Trustee and President	2001- present	Managing Director of Deutsche Asset Management	83	Trustee, Crossroads for Kids, Inc. (serves at-risk children)
Richard T. Hale (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
Trustee and President	2002-present	Managing Director of Deutsche Asset Management
Irene T. Cheng (48)
Vice President	2000-present	Managing Director of Deutsche Asset Management
Philip J. Collora# (56)
Vice President and Assistant Secretary	1990-present	Senior Vice President of Deutsche Asset Management
Richard T. Hale## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); formerly, Assistant General Counsel, United States Securities and Exchange Commission

Kathleen Millard (41)
Vice President	2002-present	Managing Director of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management

John Millette (39)
Secretary	2001-present	Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1998-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121 (800) 294-4366
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048